SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  October 20, 2006

C-BASS 2006-CB7 TRUST (Exact name of Issuing Entity as specified in its charter)
BOND SECURITIZATION, L.L.C. (Exact name of Depositor as specified in its charter)
CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC (Exact name of Sponsor as specified in its charter)
BOND SECURITIZATION, L.L.C.
(Exact name of Registrant as specified in its charter)
Delaware	333-136741-02	36-4449120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Bank One Plaza Chicago, Illinois 60670
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (312) 732-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of its C-BASS 2006-CB7 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB7 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-136741) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant offered $838,280,000 aggregate principal amount of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates of its C-BASS 2006-CB7 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB7 on October 5, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 29, 2006, as supplemented by the Prospectus Supplement dated October 2, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling Agreement (the “Pooling Agreement”), attached hereto as Exhibit 4.1, dated as of September 1, 2006, by and among Bond Securitization, L.L.C., as depositor (the “Depositor”), Credit-Based Asset Servicing and Securitization LLC, as seller (the “Seller”), Litton Loan Servicing LP, as servicer (the “Servicer”) and LaSalle Bank National Association, as trustee (the “Trustee”).  The “Certificates” consist of the following classes:  Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3, Class B-4, Class CE-1, Class CE-2, Class P, Class R and Class R-X Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two groups of first and second lien adjustable-rate and fixed-rate mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $906,740,272 as of September 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)   Shell Company Transactions:

Not applicable

 (d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Depositor, the Seller, the Servicer and the Trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of September 1, 2006, by and between the Depositor, as purchaser, and the Seller.

99.2

The Interest Rate Swap Agreement and Interest Rate Cap Agreement, including the ISDA Master Agreement, Schedule and confirmations, each dated as of October 5, 2006, by and between The Bank of New York, as provider, and LaSalle Bank National Association, as supplemental interest trust trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOND SECURITIZATION, L.L.C.

By: /s/ Thomas Roh

    Name: Thomas Roh

    Title:  Vice President

Dated: October 20, 2006

Exhibit Index

4.1

The Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Depositor, the Seller, the Servicer and the Trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of September 1, 2006, by and between the Depositor, as purchaser, and the Seller.

99.2

The Interest Rate Swap Agreement and Interest Rate Cap Agreement, including the ISDA Master Agreement, Schedule and confirmations, each dated as of October 5, 2006, by and between The Bank of New York, as provider, and LaSalle Bank National Association, as supplemental interest trust trustee.